UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Regal Rexnord Corp

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REGAL REXNORD CORPORATION 111 W. MICHIGAN STREET MILWAUKEE, WI 53203	Your Vote Counts! REGAL REXNORD CORPORATION 2025 Annual Meeting Vote by April 28, 2025 11:59 PM ET

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You invested in REGAL REXNORD CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 29, 2025.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* April 29, 2025 8:00 A.M. Central Time Riverway Auditorium located on the first floor of 6133 N. River Road Rosemont, Illinois 60018

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
Election of Directors
1.	The election of directors whose terms would expire in 2026.
1a.	Gerben W. Bakker	For
1b.	Jan A. Bertsch	For
1c.	Stephen M. Burt	For
1d.	Theodore D. Crandall	For
1e.	Michael P. Doss	For
1f.	Rashida A. Hodge	For
1g.	Michael F. Hilton	For
1h.	Louis V. Pinkham	For
1i.	Rakesh Sachdev	For
1j.	Curtis W. Stoelting	For
1k.	Robin A. Walker-Lee	For
2.	Advisory vote on the compensation of the company’s named executive officers as disclosed in the company’s proxy statement.	For
3.	Ratification of the selection of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2025.	For
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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